UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 15, 2019

(Date of Report (date of earliest event reported))

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1305 O’Brien Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As disclosed by Pacific Biosciences of California, Inc. (the “Company”) in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 18, 2018, the board of directors of the Company (the “Board”) expected to reinstate base salaries and target bonus opportunities of Michael Hunkapiller, Ph.D., the Company’s Chief Executive Officer, and Susan K. Barnes, the Company’s Chief Financial Officer, as part of its annual executive compensation review process.

Increases in Base Salaries

On February 15, 2019, the following annual base salary increases for Dr. Hunkapiller and Ms. Barnes were implemented, effective January 1, 2019:

Name	2018 Base Salary	2019 Base Salary
Michael Hunkapiller, Ph.D.	$1.00	$582,900
Susan K. Barnes	$1.00	$401,500

2019 Performance Bonuses

In connection with the annual base salary increases noted above, for the Company’s 2019 fiscal year, Dr. Hunkapiller’s annual target bonus opportunity was set at 100% of his base salary and Ms. Barnes’ annual target bonus opportunity was set at 65% of her base salary. Consistent with prior years, Dr. Hunkapiller and Ms. Barnes did not participate in the Company’s 2018 bonus plan. The 2019 bonuses for both Dr. Hunkapiller and Ms. Barnes will be based upon the achievement of seven categories of performance objectives, each with separate, varied weightings ranging between 6% and 38% (inclusive) per category, that consist of corporate operational, product performance and financial metrics, and that are aggressive, but attainable, and align the compensation of Dr. Hunkapiller and Ms. Barnes with the priorities for the Company.

2019 RSU Grants

In addition, on February 15, 2019, the Company granted a restricted stock unit award to each of Dr. Hunkapiller and Ms. Barnes covering 38,750 shares of the Company’s common stock and 21,250 shares of the Company’s common stock, respectively (the “RSU Awards”). The RSU Awards will be scheduled to vest on the earlier of the (i) one-year anniversary of the date of grant of the RSU Awards and (ii) the completion of the proposed acquisition of the Company by Illumina, Inc., subject to the recipient’s continued service with the Company through the vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 19, 2019	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

	By:	/s/ Stephen M. Moore
		Name:	Stephen M. Moore
		Title:	Vice President,
General Counsel and
Corporate Secretary